PRUDENTIAL SERIES FUND
Gateway Center Three, 4th Floor
100 Mulberry Street
Newark, New Jersey 07102

May 1, 2013

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:           The Prudential Series Fund
Registration Nos. 002-80896 and 811-03623

Dear Sir or Madam,

Enclosed herewith for filing under Rule 497 (e) under the Securities Act of 1933 and the Investment Company Act of 1940 is one version of the prospectus for the above registrant.
This prospectus discusses only certain portfolios of The Prudential Series Fund. This prospectus is to correspond to the portfolios that are made available under a separate account.

Thank you for your attention to this filing.  Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary